UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

---------------------------------------

SYPRUS, INC.

---------------------------------------

(Exact name of Registrant as specified in charter)

Nevada	000-52194	20-5014856
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

10700 Sikes Place, Suite 333, Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 953-0777

10700 SIKES PLACE, SUITE 333

CHARLOTTE, NORTH CAROLINA  28277

(704) 953-0777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

TABLE OF CONTENTS

Item No.	Description of Item	Page No.

Item 2.01	Completion of Acquisition or Disposition of Assets
Item 3.02	Unregistered Sale of Securities
Item 5.01	Change In Control of Registrant
Item 5.06	Change in Shell Company Status
Item 9.01	Financial Statements and Exhibits

CAUTIONARY NOTE REGARDING PREDICTIVE STATEMENTS

Our disclosure and analysis in this Report contains statements that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions. Although we believe these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties, and therefore, we can give no assurance that such projections will be achieved.

Investors are cautioned that our statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed.

As for the statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these statements. These statements also represent our estimates and assumptions only as of the date they were made and we expressly disclaim any duty to provide updates to them or the estimates and assumptions associated with them after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any predictive statement in this Current Report, whether as a result of new information, future events or otherwise.  You are advised, however, to consult any additional disclosures we make in our Form 10-KSB, Form 10-QSB and Form 8-K reports to the SEC.

Explanatory Note

This Current Report on Form 8-K is being filed by Syprus, Inc. ("we", "us", "our" or the "Company") in connection with a transaction in which we exchanged shares of our common stock for all the common stock of Ricky's Candy, Cones & Chaos, Inc. ("RCCC") and Ricky's Franchise Group, Inc. ("RFG") (referred to collectively sometimes hereinafter as "Ricky's Group"). Following the exchange RCCC AND RFG will become our wholly owned subsidiaries.

Item 2.01  Completion of Acquisition or Disposition of Assets

EXCHANGE TRANSACTION

On November 27, 2007, we acquired all the outstanding shares of the common stock of RCCC and RFG in exchange for approximately 20,000,000 shares of our common stock (the "Exchange Transaction"). RCCC AND RFG are now our wholly owned subsidiaries. As a result of this transaction, the Company has ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act. See Item 5.06 of this Current Report.

BUSINESS

Our History

Syprus, Inc. was incorporated under the laws of the State of Nevada on May 11, 2006. Prior to the Exchange Transaction, the Company's business was the pursuit of an operational business in order to effect a business combination. This goal was fulfilled with the acquisition of Ricky's Group through the Exchange Transaction on November 27, 2007.

Ricky's Candy, Cones & Chaos, Inc. Organizational History

Ricky's Candy, Cones & Chaos, Inc. was formed under the laws of New Jersey on August 4, 2003, for the purposes of operating restaurants that provide candy, ice cream and parties to children and adults. RCCC currently operates one store located at 140 Nassau Street, Princeton, New Jersey. It is intended that RCCC will be the legal owner of all non-franchised stores utilizing the Ricky's Candy, Cones & Chaos concept.

Ricky's Franchise Group Organizational History

Ricky's Franchise Group was originally formed as a limited liability company under the laws of New Jersey on May 7, 2004. RFG was converted into a corporation under the laws of the state of New Jersey on October 1, 2007. RFG's business is to serve as the Franchisor for the Ricky's Candy, Cones & Chaos' concept in the United States, and to coordinate and manage all franchising efforts.

RFG has 14 franchise locations currently opened in four (4) states. In addition, RFG has commitments to open 37 more domestic stores. Ricky's Groups' strategy is to expand its franchise system domestically and internationally, although there is no assurance this strategy will be achieved.

Overview of the business of Ricky's Group

Ricky's Candy, Cones and Chaos Concept

The Ricky's Candy, Cones and Chaos concept (referred to sometimes hereinafter as "Ricky's") combines five (5) different businesses under one roof. Ricky's stores are highly themed and decorated. They feature flat screen monitors with new and vintage TV Shows and candy commercials. The stores play an all candy themed soundtrack creating a "Willy Wonka" like experience in every store.

The first and largest of Ricky's businesses is candy. Ricky's combines a large assortment of novelty and retro candy with a "wall" of high margin, fast turn-over bulk candy to bring the old neighborhood candy store into the 21st century. The second revenue stream is ice cream. Unlike many of the other ice cream stores in existence today, Ricky's features ice cream made in each and every stores "Chaos Factory", where the customer can watch the ice cream being made fresh daily. Ricky's second ice cream advantage is that everyone is invited to pile on the toppings in the free topping center. While ice cream is currently a highly competitive market, Ricky's Group believes the Ricky's concept appeals to younger families and the "value" created by free toppings allows Ricky's to remain at the top of every market place it has entered. The next largest revenue stream comes from Ricky's birthday parties.

Parties are an integral part of Ricky's business. Parties are conducted in each store by a certified party leader. Ricky's targets the busy working family with children 3-12, but also hosts many bar/baht mitzvah and sweet 16 parties as well as corporate meetings.

The last stream of revenue for the Ricky's concept comes from the sale of our gift baskets and signature Ricky's souvenirs. We started with our original Ricky's the Dragon t-shirts and plush toys. We have since created two (2) additional main characters "Cornelia" and "Jack". We own the trademarks for these characters and all our stores will carry our licensed products based on these characters and others.

Ricky's Franchise Group, Inc.

Our plan is to expand the franchise group, RFG, through the expansion of our franchise network. Currently there are eight (8) franchised stores in New Jersey, three (3) franchised stores in Pennsylvania, two (2) franchised stores in New York, and one franchised store (1) in Massachusetts. In addition, RFG currently has franchise stores under construction in Georgia, Virginia and New York. It is anticipated that all these stores will be open by the end of 2007. Franchise fees and royalties will be the main source of revenue for RFG. RFG will focus its efforts on both the east coast and west coast, and specifically the surrounding suburbs of major regional markets, such as Boston, Washington, Baltimore, Raleigh-Durham, Atlanta, Miami and Orlando.

Having four (4) distinct streams of revenue is a distinct advantage of the Ricky's concept over other franchises. It reduces seasonality, and allows for each store to exploit local trends in the market place based on the strength of one of the four types of income streams. RFG's goal is to sell 100 additional franchise outlets domestically in 2008, with at least 25 open for business by the end of that year; however, there is no assurance that this goal will be met. Ricky's stores were designed to be built and open in an average of 8-10 weeks from completion of the lease. This allows Ricky's to be "first to market" with its concept, which management believes is a competitive advantage. RFG also plans to open five (5) company owned stores in the next 36 months, however, there is no assurance we will meet this goal. RFG will use those stores to open up a prospectus market and either turn them into franchises when a qualified franchisee is secure, or Ricky's Group will keep them as part of the company portfolio.

To enforce the name and develop its brand, Ricky's Group has trademarked and copyrighted all of its logos and characters and has taken other steps to protect its intellectual property. This presents a unique marketing and revenue opportunity as Ricky's Group plans to work to license the use of its characters to be sold in other retail outlets, such as book and toy stores.

Managing Growth

RFG's expansion strategy will depend on its ability to open and manage profitable franchise locations. The opening of new stores will depend on a number of factors, many of which are beyond our control. These factors include, among others, the availability of qualified franchisees, and the cost and availability of suitable lease locations. Although RFG has formulated its expansion strategy based on certain assumptions, it anticipates that, as with most business ventures, it will be subject to changing conditions. RFG's assessments regarding timing and the opening of new stores as well as a variety of other factors may not prove to be correct, and/or such new stores may not be operated profitably.

Competition

The Ricky's concept is somewhat unique in that there is very little "direct" competition. Candy competition is mainly from mall based companies like Sweet Factory, Fuzzy Wiggs, etc. Ice Cream competition includes Cold Stone Creamery and Marble Slab creamery. These businesses have greater resources and market penetration than we do, but they are much more subject to the affects of the winter seasons.

However, we are not aware of another regional or national concept that competes in all four revenue stream categories simultaneously. Our party business competes with many "local" party places and national chains like Chuck E Cheese.

Need for Additional Financing

Ricky's Group will use the additional financing and revenues gained by its existing stores for three purposes. The first is an adverting campaign designed to drive sales in existing stores and establish better brand awareness. The second is to set-up a greater infrastructure to support our existing stores as well as the anticipated growth from our anticipated market expansion. The third is to grow our franchise operations.

Training

Each franchisee spends a total of two weeks training prior to opening their store. The first 6 days are spent at the Princeton store location conducting hands on training with RFG staff. At this time, all topics are covered as well as a comprehensive review of the RFG operations manual. The second week of training is conducted on site and at the new franchise location by the RFG training staff. Every franchisee is required to have at least two people (including the manager) complete the training.

Purchasing

Purchasing responsibility is shared between RFG and the franchisees. RFG negotiates on behalf of the group and establishes terms and discounts for the franchisees. This allows RFG to leverage its size to secure the best pricing, new product exclusives, and better than market payment terms. The franchisee is responsible for the purchasing and delivery of approved merchandise. Each franchisee is also responsible for their own accounts payables. Ricky's stores are constructed with a minimal of storage space, and their delivery schedules allow for maximum turn over of inventory.

Management Information Systems

RFG stores use a PC based point of sale system and the software foundation is the Enterprise Software System. This system allows our franchise partners to track sales, inventory, labor, party reservation as well as gift cards and a frequent shopper program. Ricky's Franchise Group also has access to each of the franchise partners systems and can get live updates on all aspects of their business.

Marketing and Advertising

Ricky's Candy, Cones and Chaos attracts customers with it's highly decorated "theme park" style stores. Whether it's a quick snack or planning the ultimate party, Ricky's offers many different reasons for customers to shop our stores on a regular basis. The objective of Ricky's Group is to increase market share by building a solid brand identity with well planned, system wide campaigns, including advertising, marketing and public relations efforts focused on promoting Ricky's Candy, Cones and Chaos as the "sweetest place in town".

System wide advertising messages are developed to support the brand positioning of Ricky's Group, and to focus on its key business aspects. That message is coordinated with a combination of in store merchandising collateral, as well as traditional mediums such as TV, radio and print.

On the local level franchisees are required to spend 2% of their gross revenues on local media buys that support RFG's system-wide message.

Franchise Operations

Franchising is the key to Ricky's Group expansion program. There are currently 14 franchised stores with two (2) more under construction and scheduled to open by the beginning of 2007. RFG has commitments for 37 more stores, and we expect these to be completed by 2011. RFG's Director of Franchise Development who is responsible for actively promoting the RFG franchising program. RFG believes franchising allows us to attract highly motivated entrepreneurial individuals who can successfully manage retail stores. In addition to the personal characteristics RFG seeks in franchise operators, RFG searches for individuals with the financial capacity to make meaningful investments in their franchised store. RFG assists new franchisees with site selection assistance, protected territory designations, layout, design and equipment specifications, approved suppliers and on-site opening assistance.

RFG's franchise agreement grants the franchisee the right to develop and operate a store and to use the Ricky's Candy, Cones and Chaos names and trademarks within the guidelines established by RFG. Franchisees have the opportunity to become area developers and operate several restaurants within a defined area. RFG plans to increase the number of area developer agreements. The franchise agreements are an initial term of ten years and include one five year option for renewal. RFG has the right to terminate franchise agreements due to various financial defaults, such as repeated failure to timely pay fees, and operational compliance violations, such as those relating to health, safety and sanitation standards. The franchise agreement grants a protected territory to the franchisee, which prohibits RFG or another franchisee from operating a store within the assigned territory. The agreement gives RFG the right of first refusal should a franchisee decide to sell a restaurant.

Franchisees currently pay RFG an initial franchise fee of $30,000.00 per store, and a continuing monthly royalty fee equal to 5% of each stores net revenue. In addition, RFG collects 2% of the net revenue for an advertising "pool" to support national adverting campaigns. RFG does not provide financing for its franchisees. Each franchisee is required to spend 2% of their net revenue on local advertising and marketing efforts. These amounts are subject to change in the future.

After a franchisee is granted approval to operate a store and prior to the opening of the store, the franchisee is required to send two employees to a one week RFG hosted training program. The training covers a wide variety of topics including: ice cream preparation, daily operations, weekly/monthly administration, employee management, safety and sanitation, equipment handling, and inventory management. Prior to the grand opening of a franchise store, RFG sends an opening team to complete the second week of training at the franchise location. RFG currently employs four full time individuals to provide this training to franchisees.

Ongoing support services offered by RFG include operations and marketing, consultations, group purchasing programs and scheduled visits from the management staff.

Trademarks

We have both trademarks and copyrights for all of our logos and characters, and we will actively protect all our trademarks and copyrights.

Insurance

Ricky's Group does not have insurance for any of the following items: property, business liability or business disruption. Further, it does not have key man insurance for its officers and executive managers. Therefore, the loss of one or more of its officers and executive managers will adversely affect its business and operations. There is no assurance that Ricky's Group will not incur liability in the event of a lawsuit. Ricky's Group has applied for, and the director and officer appointees have made it a priority to acquire officer and director's liability insurance.

Government Regulations

Ricky's Group and its franchisees are subject to various regulations relating to the manufacture and delivery of food, these laws are developed and enforced by local health departments and the United States Food and Drug Administration.

Employees

Ricky's Group has two full-time employees and several part-time employees. RFG has two (2) full-time employees and  RCCC has several part-time employees.

DESCRIPTION OF PROPERTY

Ricky's Group has no real estate and its property consists primarily of furniture, fixtures and equipment.

LEGAL PROCEEDINGS

We know of no material, active, pending or threatened proceeding against us or Ricky's Group, nor are we or Ricky's Group involved as a plaintiff in any material proceeding or pending litigation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Overview

We were organized under the laws of the State of Nevada, on May 11, 2006. We were initially a blank check company whose business was to seek out and acquire or combine with an operating company or operating business. On November 27, 2007 we exchanged certain shares of our common stock for all the outstanding stock of Ricky's Candy, Cones & Chaos, Inc. and Ricky's Franchise Group, Inc. RCCC was incorporated under the laws of the state of New Jersey on August 4, 2003 and it operates retail restaurants in the Ricky's Group system.  RFG was incorporated under the laws of the state of New Jersey on May 7, 2004 and it operates the franchise system for Ricky's Group.

Critical Accounting Policies and Estimates

We have disclosed in notes to our financial statements those accounting policies that we consider to be significant in determining our results of operations and our financial position, which are incorporated by reference herein. We believe that the following reflect the more critical accounting policies that currently affect our financial condition and results of operations.

Cash and Cash Equivalent

Cash and Cash Equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less.

Use of estimates

In preparing the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.

Revenue Recognition

The Company's revenue-earning activities will involve the sale of ice cream, candy, etc. in its retail stores and the receipt of franchise fees and franchise royalties. Revenue is recognized and considered realized and earned at the time of the sales transaction when the merchandise has been delivered. Franchise fees and royalties are considered earned when all material services or conditions relating to the sale have been substantially performed or satisfied by RFG, the franchisor.

Comprehensive Income (Loss)

The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards.  (SFAS) No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the financial statements.

Advertising Costs

Advertising costs will be expensed as incurred. The Company will not incur any direct-response advertising costs. Advertising costs for Ricky's Group were $4,220 for the seven months ended July 31, 2007.

Net Loss per Common Share-Statement

Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable and payables approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable

Accounts deemed uncollectible are written off in the year they become uncollectible.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its property and equipment, and other assets in accordance with Statements of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. This Statement supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. However, this Statement retains the fundamental provisions of Statement 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities following the change in control of our company after the closing of the Exchange Transaction by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock and (ii) each of our officers and directors, and (iii) all our directors and officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Common Stock Beneficially Owned	Percentage Ownership of Common Stock(1)
Richard C. Barber 40 Laird Street, #238 Long Branch, New Jersey 07740	12,600,000	61%
Frank Alario 11 Nantone Court Colts Neck, New Jersey 07722	2,950,000	14%
Charles Alario 11 Nantone Court Colts Neck, New Jersey 07722	2,950,000	14%
All Officers and Directors as a Group (5 persons)	15,550,000	75%

(1)

Applicable percentage ownership is based on 20,700,000 shares of common stock, outstanding following the Exchange Transaction.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS

AND CONTROL PERSONS

Our Directors and Executive Officers

Following the Exchange Transaction and the change in control of the Company as described in Item 5.01 of this Current Report, we have appointed the following executive officers and directors of the Company.

Name	Position/Title	Age
Richard C. Barber	President/Director	43
Charles Alario	Director/Vice President	45
J. Richard Cusick	Director	49
Samuel A. Hupp	Director	33
Frederick C. Fray	Director/Secretary	62
John Kelly	Chief Financial Officer	44

Richard C. Barber is the President of the Company and Chairman of the Board of Directors. From July, 1999 to September, 2002 Mr. Barber was a division Vice President for The Bon-Ton Stores, located in York, Pennsylvania. The Bon-Ton Stores were a regional independent department store chain. From September, 2002 until July, 2003 Mr. Barber was senior vice president of merchandising for FAO Schwarz, a toy retailer, located in New York City. In June, 1987 Mr. Barber received a bachelor of arts degree from Central Connecticut State University located in New Britain, Connecticut.

Charles Alario is a director and vice president of the Company. From 1991 to the present, Mr. Alario was the owner and operator of Nathan's Famous, a quick service restaurant located in Toms River, New Jersey. In 1982, Mr. Alario received a Bachelor Degree in business from Pace University. In 1984, Mr. Alario received a juris doctor degree from Western State Law School, located in Fullerton, California.

J. Richard Cusick is a director of the Company. From July, 1999 to April, 2003 Mr. Cusick was Senior Vice President for Louis Vuitton Moat Hennessey located in San Francisco, California. Mr. Cusick was responsible for luxury and fashion merchandising and brand development for Louis Vuitton. From November, 2004 to the present, Mr. Cusick has been executive vice president of Zoon Systems, located in San Francisco, California. Zoon Systems is an automated retail systems company and Mr. Cusick is responsible for all merchandising, marketing and inventory management, brand development and inventory management and logistics for that Company. In 1981, Mr. Cusick received a Bachelor of Arts Degree in history from The University of New Hampshire, located in Durham, New Hampshire.

Samuel A. Hupp is a director of the Company. From January, 2000 to July, 2005 Mr. Hupp was employed as a jewelry buyer by Zales Corporation of Dallas, Texas. Mr. Hupp was responsible for two product categories for the corporate chain of over 700 stores located across the United States. From August, 2005 to May, 2006 Mr. Hupp was employed as a gold and watch buyer for Kohl's Corporation, located in Milwaukee, Wisconsin. Kohl's is a department store with over 700 stores located across the United States and Mr. Hupp was a buyer for four product categories for the corporate chain. From June, 2006 to the present Mr. Hupp has been employed as a diamond buyer by Friedman Jeweler's, located in Dallas, Texas. Mr. Hupp is responsible for two product categories for the corporate chain of 479 stores located throughout the United States. In May, 1996 Mr. Hupp received a Bachelor of Science degree in geography from Southwest Texas State University, located in San Marcos, Texas.

Frederic C. Fray is a director and secretary of the Company. Since 1993, Mr. Fray has been in the private practice of law in Allentown, New Jersey. In 1967, Mr. Fray received a Bachelor of Arts Degree in Sociology and a Bachelor of Science Degree in economics from Brooklyn College, located in Brooklyn, New York. In 1973, Mr. Fray received a doctor of jurisprudence degree from New York Law School, located in New York City.

John Kelly is the chief financial officer of the Company. Since 2002, Mr. Kelly has been self employed in his own accounting practice located in Red Bank, New Jersey. In 1993, Mr. Kelly received a degree in Accounting from Koan University.

Family Relationships

There are no family relationships among any of the Company's directors and officers or those proposed to be directors and officers.

All of our directors hold office until the next annual meeting of the shareholders of the Company, or until their successors have been qualified after being elected or appointed.  Officers serve at the discretion of the board of directors.

Audit Committee Financial Expert

Our board of directors currently acts as our audit committee. At the present time, we believe the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Because we only recently consummated the Exchange Transaction, our board of directors has not yet determined whether we have a member who qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B and is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act.  Our board of directors is in the process of searching for a suitable candidate for this position.

Executive Compensation

The following is a summary of the compensation we paid to our President and executive officers for the year ended December 31, 2006, and for the period from January 1, 2007 to October 31, 2007. No executive officer has received any compensation during this time period.

ANNUAL COMPENSATION						LONG TERM COMPENSATION

						Awards		Payouts
Name	Position	Period Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards $	Securities Underlying Options/ SARS	LTIP Payouts	All Other Compensation
Teresa Garvin	President	12/31/2006	0	0	0	0	0	0	0

Peggy Garvin	Secretary	12/31/2006	0	0	0	0	0	0	0

Teresa Garvin	President	10/31/2007	0	0	0	0	0	0	0

Peggy Garvin	Secretary	10/31/2007	0	0	0	0	0	0	0

The following is a summary of the compensation paid by Ricky's Group to its CEO and executive officers for the year ended December 31, 2006 and for the period ending January 1, 2007 to October 31, 2007.

ANNUAL COMPENSATION						LONG TERM COMPENSATION

						Awards		Payouts
Name	Position	Period Ended	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards $	Securities Underlying Options/ SARS	LTIP Payouts	All Other Compensation
Richard C. Barber	President	12/31/2006	66,553.	0	0	0	0	0	0

Charles Alario	Vice-President	12/31/2006	0	0	0	0	0	0	0

Frederic C. Fray	Secretary	12/31/2006	0	0	0	0	0	0	0

John Kelly	CFO	12/31/2006	0	0	0	0	0	0	0

Richard C. Barber	President	10/31/2007	63,094	0	0	0	0	0	0

Charles Alario	Vice-President	10/31/2007	0	0	0	0	0	0	0

Frederic C, Fray	Secretary	10/31/2007	0	0	0	0	0	0	0

John Kelly	CFO	10/31/2007	0	0	0	0	0	0	0

Indemnification of Our Directors and Officers

Although Nevada law allows us to indemnify our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf, and under certain circumstances to advance the expenses of such litigation upon securing their promise to repay us if it is ultimately determined that indemnification will not be allowed to an individual in that litigation, neither our articles of incorporation or by-laws impose an indemnity obligation upon us. In addition, we have not entered into any agreements under which we have assumed such an indemnity obligation.

MARKET FOR OUR COMMON STOCK

There is currently no market for our common stock, and the Company's common stock is not trading on any exchange. The Company is not aware of any market activity in its stock since its inception through the date of this filing.

Penny Stock Regulations

The SEC has adopted regulations, which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell our common stock in the secondary market in the event a market in the stock does develop.

Common Stock

We are authorized to issue 100,000,000 shares of common stock with a par value of $.0001 per share. Following the Exchange Transaction on November 27, 2007, 20,700,000 shares of our common stock were issued and outstanding. Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by the owners thereof at meetings of the stockholders.

Our shareholders have no pre-emptive rights to acquire additional shares of common stock. The common stock is not subject to redemption or any sinking fund provision, and it carries no subscription or conversion rights. In the event of our liquidation, the holders of the common stock will be entitled to share equally in the corporate assets after satisfaction of all liabilities.

The description contained in this section does not purport to be complete. Reference is made to our certificate of incorporation and bylaws, which are available for inspection upon proper notice at our offices, as well as to the Nevada Corporation Code for a more complete description covering the rights and liabilities of shareholders.

Holders of our common stock

(i)

have equal ratable rights to dividends from funds legally available therefore, if declared by our Board of Directors,

(ii)

are entitled to share ratably in all our assets available for distribution to holders of common stock upon our liquidation, dissolution or winding up;

(iii)

do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions; and

(iv)

are entitled to one non-cumulative vote per share on all matters on which stockholders may vote at all meetings of our stockholders.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of outstanding shares voting for the election of directors can elect all of our directors if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

Dividends

Our board of directors has not declared a dividend on our common stock since our inception and we do not anticipate paying dividends in the near future, as we intend to reinvest our earnings, if any, to improve and increase our operations.

Shares Eligible For Future Sale

There has been no public market for our common stock and we cannot assure you that a significant public market for our common stock will be developed or be sustained in the future. Sales of substantial amounts of common stock in the public market, or the possibility of substantial sales occurring, could adversely affect prevailing market prices for our common stock or our future ability to raise capital through an offering of equity securities.

The shares of our common stock currently outstanding are "restricted securities" as that term is defined in the Securities Act.

We have not issued any options or warrants to purchase, or securities convertible into, our common equity.

Preferred Stock

Our Board of Directors is authorized under our Articles of Incorporation to provide for the issuance of shares of preferred stock, by resolution or resolutions for the issuance of such stock, and, by filing a certificate of designations under Nevada law, to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued are likely to have priority over our common stock with respect to dividend or liquidation rights. The authority of the Board of Directors with respect to the Preferred Stock shall include, but not be limited to, setting or changing the following:

1.

the annual dividend rate, if any, on shares of Preferred Stock, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

2.

whether the shares of Preferred Stock shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

3.

the obligation, if any, of the Company to redeem shares of Preferred Stock pursuant to a sinking fund;

4.

whether shares of Preferred Stock shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

5.

whether the shares of Preferred Stock shall have voting rights, and, if so, the extent of such voting rights;

6.

the rights of the shares of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

7.

any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to the Preferred Stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized preferred stock, unless otherwise required by law.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the Securities and Exchange Commission (the "SEC") reports, statements and other information as required under the Securities Exchange Act of 1934. These reports, statements and other information may be read and copied at the SEC's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room at 1-800-SEC-0330.

The SEC maintains a web site (HTTP://WWW.SEC.GOV.) that contains the registration statements, reports, proxy and information statements and other information regarding registrants, like us, that file electronically with the SEC. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

Item 3.02  Unregistered Sales of Equity Securities

On or about September 24, 2007, the Company entered into the Stock Exchange Agreement with Ricky's Group and its shareholders. Pursuant to the Stock Exchange Agreement, the shareholders of Ricky's Group will receive 20,000,000 shares of the Company's common stock. The Exchange Transaction closed on November 27, 2007, and the shares of the Company were issued to 7 shareholders of Ricky's Group at that time.

The issuance of the shares in the share exchange was exempt from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended. Each Ricky's Group shareholders is either an accredited investor or has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in our securities.

Item 5.01  Changes in Control of Registrant

On or about September 24, 2007, the Company entered into a Stock Exchange Agreement with Ricky's Group and its shareholders to exchange approximately 20,000,000 shares of its common stock for all the outstanding common stock of RCCC and RFG. The Exchange Transaction closed on November 27, 2007. As a result of this transaction, there has been a change in control of the Company, and the shareholders of Ricky's Group now constitute the majority shareholders of the Company.

In connection with the closing, Ms. Teresa Garvin and Ms. Peggy Garvin submitted their resignations as directors of the Company, and Richard C. Barber, Charles Alario, J. Richard Cusick, Samuel A. Hupp and Frederic C. Fray were appointed Directors of the Company, subject to the filing and dissemination of Schedule 14f-1. On October 24, 2007, we filed an information statement with the SEC relating to the change in control of our Board of Directors which contained the information required under Rule 14f-1 of the Exchange Act and, we distributed that information statement to all holders of record of our common stock. As a result thereof, immediately after the closing of the Exchange Transaction, there occurred a change in control in the Board of Directors, which is now made up of the following five persons: Richard C. Barber, Charles Alario, J. Richard Cusick, Samuel A. Hupp and Frederic C. Fray.

Item. 5.06  Change in Shell Company Status

As a result of our acquisition of all the outstanding capital stock of Ricky's Group, as described in Item 2.01 above, which description is in its entirety incorporated by reference in this Item 5.06 of this Current Report, we ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements for Syprus, Inc. for the interim period ending July 31, 2007 (Unaudited).

(b)	Financial statements for Syprus, Inc. for the period ending December 31, 2006 (Audited).

(c)	Financial statements for Ricky's Candy, Cones & Chaos, Inc. for the interim period ending July 31, 2007 (Audited).

(d)	Financial statements for Ricky's Candy, Cones & Chaos, Inc. for the period since inception August 4, 2003 to December 31, 2005 and December 31, 2006 (Audited).

(f)	Financial Statements for Ricky's Franchise Group, Inc. for the interim period ending July 31, 2007 (Audited).

(e)	Financial statements for Ricky's Franchise Group, Inc. for the period from inception (May 7, 2004) to December 31, 2005 and December 31, 2006 (Audited).

(g)	Pro Forma financial information concerning the acquisition by Syprus, Inc. of Ricky's Candy, Cones & Chaos, Inc. and Ricky's Franchise Group, Inc.

(h)	The following exhibits are filed with this Current Report:

Exhibit No.	Description of Exhibit

3.1	Articles of Incorporation *

3.2	Bylaws *

3.8	Specimen of Common Stock certificate *

4.1.	Stock Exchange Agreement, dated as of September 24, 2007, by and among Syprus, Inc. and Ricky's Candy, Cones & Chaos, Inc., and Ricky's Franchise Group and their shareholders.

21.1	List of Subsidiaries

____________________________________________________________________________________

*	Incorporated by reference to the Registrant's Form 10-SB filed on August 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2007

SYPRUS, INC. (Registrant)

By: /s/ Richard C. Barber Richard C. Barber President

--------------------

FINANCIAL STATEMENTS

(Unaudited)

SYPRUS, INC.

July 31, 2007

---------------------

CONTENTS

BALANCE SHEET

STATEMENTS OF OPERATIONS

STATEMENTS OF CASH FLOWS

STATEMENT OF STOCKHOLDERS’ DEFICIT

NOTES TO THE FINANCIAL STATEMENTS

23-30

SYPRUS, INC.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED BALANCE SHEET
AS OF JULY 31, 2007

ASSETS

CURRENT ASSETS:
Cash	$ 100
TOTAL CURRENT ASSETS	100

TOTAL ASSETS	$ 100

LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY
Preferred stock ($.001 par value, 10,000,000 shares authorized;
authorized; no shares issued and outstanding)	$ -
Common stock ($.001 par value, 100,000,000 shares authorized;
10,000 shares issued and outstanding)	1,000
Additional paid in capital	6,600
Retained Deficit	(7,500)
TOTAL STOCKHOLDERS' EQUITY	100

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 100

The accompanying notes are an integral part of these financial statements.

SYPRUS, INC.
( A DEVELOPMENT STAGE COMPANY)
UNAUDITED STATEMENT OF OPERATIONS
FOR THE SEVEN MONTHS ENDED JULY 31, 2007

	The Seven	Cumulative
	Months	Totals
	Ended	Since
	July 31, 2007	Inception
REVENUES:
Income	$ -	$ -
Total Revenue	-	-

EXPENSES:
Consulting and Professional Fees	-	7,500
Total Expenses	-	7,500

Loss from operations	$ -	$ (7,500)

Provision for income taxes	-	-

NET LOSS	$ -	$ (7,500)

Basic and fully diluted net loss per common share:	$ -	$ (0.001)

Weighted average common shares outstanding	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

SYPRUS, INC.
( A DEVELOPMENT STAGE COMPANY)
UNAUDITED STATEMENT OF CASH FLOWS
FOR THE SEVEN MONTHS ENDED JULY 31, 2007

	The Seven	Cumulative
	Months	Totals
	Ended	Since
	July 31, 2007	Inception
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ -	$ (7,500)
Adjustments to reconcile net (loss) to net cash used in operations:
Expenses paid by Officer or Shareholder	-	2,500
NET CASH USED IN OPERATING ACTIVITIES	-	(5,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions of capital in cash	-	5,100
	-	5,100

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	100

CASH AND CASH EQUIVALENTS,
BEGINNING OF THE PERIOD	100	-

END OF THE PERIOD	$ 100	$ 100

The accompanying notes are an integral part of these financial statements.

SYPRUS, INC.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM INCEPTION (MAY 11, 2006) TO JULY 31, 2007

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Earnings/Deficit

Balances, April 16, 2006 (inception)	-	$ -	$ -	$ -

Net loss for the period	-	-	-	-

Capital Contributions	-	-	2,500	-

Issuance of common shares	10,000,000	1,000	4,100	(7,500)

Balances, July 31, 2007	10,000,000	$ 1,000	$ 6,600	$ (7,500)

The accompanying notes are an integral part of these financial statements.

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Syprus, Inc. (“The Company”) was organized under the laws of the State of Nevada on May 11, 2006 as a corporation.  The Company’s objective is to acquire or merge with a target business or company in a business combination.

Basis of Presentation—The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents—For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The financial statements above reflect all of the costs of doing business.

Revenue Recognition—The Company’s policy is to recognize income when it is earned.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the  financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Net Income per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net income for the period presented in the computation of diluted earnings per share.

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Deferred Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.  The Accounts Receivable balance as of July 31, 2007 was $0.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the period ended July 31, 2007.

Stock-Based Compensation—The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123. Common shares issued for services rendered by a third party (both employees and non-employees) are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

Recent Accounting Pronouncements—In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect the adoption of SFAS 154 to have a material effect on the Company’s financial statements.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Recent Accounting Pronouncements (cont’d)

In March 2006, the FASB issued SFAS Statement No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140”.  This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with respect to the accounting for separately recognized servicing assets and servicing liabilities.  This Statement requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.  This Statement requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and it permits an entity to choose either the Amortization Method or the Fair Value Method for each class of separately recognized servicing assets and servicing liabilities.  At its initial adoption, the Statement permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under SFAS No. 115.  This Statement is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ equity. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company currently Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the period ended July 31, 2007 is summarized as follows:

Cash paid during the period ended July 31, 2007 for interest and income taxes:

Income Taxes

$ ---

Interest

$ ---

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of July 31, 2007.

NOTE D—GOING CONCERN

As shown in the accompanying financial statements, the Company had a net loss of $7,500 and a net deficiency of $7,500.  The Company’s ability to continue as a going concern must be considered in light of the problems, expenses, and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates.  These factors, among others, indicate that the Company may be unable to continue as a going concern for a reasonable period of time.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE E—CAPITAL STOCK

The Company is authorized to issue 100,000,000 common shares at $.0001 par value per share.

During the period from inception (May 11, 2006) through July 31, 2007, the Company issued 10,000,000 to the following:

Teresa G. Garvin

1,000,000

Garvin Investments, LLC

9,000,000

The Company is authorized to issue 10,000,000 preferred shares at $.0001 par value per share.  During the period from inception (May 11, 2006) through July 31, 2007, the Company issued no preferred shares.

NOTE F—COMMITMENTS

As of July 31, 2007, the Company had no commitments.

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

NOTE G—INCOME TAXES

Due to the operating loss and the inability to recognize an income tax benefit there from, there is no provision for current or deferred federal or state income taxes for the period from inception (May 11) through July 31, 2007.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of July 31, 2007 is as follows:

Total Deferred Tax Asset	$ 2,850
Valuation Allowance	(2,850)
Net Deferred Tax Asset	$ -

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the period from inception through July 31, 2007 is as follows:

2007
Income tax computed at the federal statutory rate	34%
State income tax, net of federal tax benefit	4%
Total	38%
Valuation allowance	-38%
Total deferred tax asset	0%

Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance.  The valuation allowance increased (decreased) by approximately $2,850.

As of July 31, 2007, the Company had a federal and state net operating loss carry forward in the amount of approximately $7,500, which expires in the year 2026.

NOTE H—NOTES PAYABLE

As of July 31, 2007, the Company did not have any outstanding notes payables.

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JULY 31, 2007

=============================================================

NOTE I – DEVELOPMENT STAGE COMPANY

The Company is in the development stage as of July 31, 2007 and to date has had no significant operations.  Recovery of the Company’s assets is dependent on future events, the outcome of which is indeterminable. In addition, successful completion of the Company’s development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company’s cost structure.

--------------------

AUDITED FINANCIAL STATEMENTS

SYPRUS, INC.

(A Development Stage Company)

December 31, 2006

---------------------

CONTENTS

INDEPENDENT AUDITOR’S REPORT

33

BALANCE SHEET

34

STATEMENT OF OPERATIONS

35

STATEMENT OF CASH FLOWS

36

STATEMENT OF STOCKHOLDERS’ EQUITY

37

NOTES TO FINANCIAL STATEMENTS

38-43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Syprus, Inc.

I have audited the accompanying balance sheets of Syprus, Inc. (A Development Stage Company) as of December 31, 2006, and the related statements of operation, stockholders’ equity and comprehensive income, and cash flows for the period from inception (May 11, 2006) through December 31, 2006.

These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Syprus, Inc. (A Development Stage Company) as of December 31, 2006, and the results of its operations and its cash flows for the period from inception (May 11, 2006) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note I to the financial statements, the Company is in the development stage, has suffered recurring losses, has a net capital deficiency and has yet to generate an internal cash flow.  These factors raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note D.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson

Traci J. Anderson, CPA

Huntersville, NC

April 6, 2007

Syprus, Inc.
(A Development Stage Company)
Balance Sheet
As of December 31, 2006

ASSETS

CURRENT ASSETS:
Cash	$ 100
TOTAL CURRENT ASSETS	100

TOTAL ASSETS	$ 100

LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY
Preferred stock ($.001 par value, 10,000,000 shares authorized; no shares issued and outstanding)	-
Common stock ($.001 par value, 100,000,000 shares authorized; 10,000,000 shares issued and outstanding)	1,000
Additional paid in capital	6,600
Retained Deficit	(7,500)
TOTAL STOCKHOLDERS' EQUITY	100

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 100

The accompanying notes are an integral part of these financial statements.

Syprus, Inc.
( A Development Stage Company)
Statement of Operations
For the Period from Inception (May 11, 2006) Through December 31, 2006

Cumulative
Totals
Since
Inception
REVENUES:
Income	$ -
Total Revenue	-

EXPENSES:
Consulting and Professional Fees	7,500
Total Expenses	7,500

Loss from operations	$ (7,500)

Provision for income taxes	-

NET LOSS	$ (7,500)

Basic and fully diluted net loss per common share:	$ (0.001)

Weighted average common shares outstanding	10,000,000

The accompanying notes are an integral part of these financial statements.

Syprus, Inc.
( A Development Stage Company)
STATEMENT OF CASH FLOWS
For the Period from Inception (May 11, 2006) to December 31, 2006

Cumulative
Totals
Since
Inception
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (7,500)
Adjustments to reconcile net (loss) to net cash used in operations:
Expenses paid by Officer or Shareholder	2,500
NET CASH USED IN OPERATING ACTIVITIES	(5,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions of capital in cash	5,100
5,100

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	100

CASH AND CASH EQUIVALENTS,
BEGINNING OF THE YEAR	-

END OF THE YEAR	$ 100

The accompanying notes are an integral part of these financial statements.

Syprus, Inc.
(A Development Stage Company)
Statement of Stockholders' Equity
For the Period from Inception (May 11, 2006) to December 31, 2006

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Earnings/(Deficit)

Balances, May 11, 2006 (Inception)	-	$ -	$ -	$ -

Net loss for the period	-	-	-	-

Capital Contributions	-	-	2,500	-

Issuance of common shares	10,000,000	1,000	4,100	(7,500)

Balances, December 31, 2006	10,000,000	$ 1,000	$ 6,600	$ (7,500)

The accompanying notes are an integral part of these financial statements.

SYPRUS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2006

==============================================================

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Syprus, Inc. (“The Company”) was organized under the laws of the State of Nevada on May 11, 2006 as a corporation.  The Company’s objective is to acquire or merge with a target business or company in a business combination.

Basis of Presentation—The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents—For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The financial statements above reflect all of the costs of doing business.

Revenue Recognition—The Company’s policy is to recognize income when it is earned.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Net Income per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net income for the period presented in the computation of diluted earnings per share.

Deferred Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.  The Accounts Receivable balance as of December 31, 2006 was $0.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the period ended December 31, 2006.

Stock-Based Compensation—The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123. Common shares issued for services rendered by a third party (both employees and non-employees) are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

Recent Accounting Pronouncements—In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect the adoption of SFAS 154 to have a material effect on the Company’s financial statements.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155").

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

Recent Accounting Pronouncements (cont’d)

In March 2006, the FASB issued SFAS Statement No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140”.  This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with respect to the accounting for separately recognized servicing assets and servicing liabilities.  This Statement requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.  This Statement requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and it permits an entity to choose either the Amortization Method or the Fair Value Method for each class of separately recognized servicing assets and servicing liabilities.  At its initial adoption, the Statement permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under SFAS No. 115.  This Statement is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ equity. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company currently Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the period ended December 31, 2006 is summarized as follows:

Cash paid during the period ended December 31, 2006 for interest and income taxes:

Income Taxes

$ ---

Interest

$ ---

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of December 31, 2006.

NOTE D—GOING CONCERN

As shown in the accompanying financial statements, the Company had a net loss of $7,500 and a net deficiency of $7,500.  The Company’s ability to continue as a going concern must be considered in light of the problems, expenses, and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates.  These factors, among others, indicate that the Company may be unable to continue as a going concern for a reasonable period of time.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE E—CAPITAL STOCK

The Company is authorized to issue 100,000,000 common shares at $.0001 par value per share.

During the period from inception (May 11, 2006) through December 31, 2006, the Company issued 10,000,000 to the following:

Teresa G. Garvin

1,000,000

Garvin Investments, LLC

9,000,000

The Company is authorized to issue 10,000,000 preferred shares at $.0001 par value per share.  During the period from inception (May 11, 2006) through December 31, 2006, the Company issued no preferred shares.

NOTE F—COMMITMENTS

As of December 31, 2006, the Company had no commitments.

NOTE G—INCOME TAXES

Due to the operating loss and the inability to recognize an income tax benefit there from, there is no provision for current or deferred federal or state income taxes for the period from inception (May 11) through December 31, 2006.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2006 is as follows:

Total Deferred Tax Asset	$ 2,850
Valuation Allowance	(2,850)
Net Deferred Tax Asset	$ -

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the period from inception through December 31, 2006 is as follows:

2006
Income tax computed at the federal statutory rate	34%
State income tax, net of federal tax benefit	4%
Total	38%
Valuation allowance	-38%
Total deferred tax asset	0%

Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance.  The valuation allowance increased (decreased) by approximately $2,850.

As of December 31, 2006, the Company had a federal and state net operating loss carry forward in the amount of approximately $7,500, which expires in the year 2026.

NOTE H—NOTES PAYABLE

As of December 31, 2006, the Company did not have any outstanding notes payables.

NOTE I – DEVELOPMENT STAGE COMPANY

The Company is in the development stage as of December 31, 2006 and to date has had no significant operations.  Recovery of the Company’s assets is dependent on future events, the outcome of which is indeterminable. In addition, successful completion of the Company’s development program and its transition, ultimately, to attaining profitable operations is dependent upon obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company’s cost structure.

--------------------

AUDITED FINANCIAL STATEMENTS

RICKY’S CANDY, CONES, & CHAOS, INC.

July 31, 2007

---------------------

CONTENTS

INDEPENDENT AUDITOR’S REPORT

46

BALANCE SHEET

47

STATEMENTS OF OPERATIONS

48

STATEMENTS OF CASH FLOWS

49

STATEMENT OF STOCKHOLDERS’ DEFICIT

50

NOTES TO THE FINANCIAL STATEMENTS

51-54

INDEPENDENT AUDITOR’S REPORT

Ricky’s Candy, Cones, & Chaos, Inc.

Princeton, NJ

I have audited the accompanying balance sheet of Ricky’s Candy, Cones, & Chaos, Inc. as of July 31, 2007, and the related statements of operations, stockholders’ deficit and comprehensive loss, and cash flows for the seven months ended July 31, 2007. These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ricky’s Candy, Cones, & Chaos, Inc. as of July 31, 2007, and the results of its operations and its cash flows for the seven months ended July 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company has recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note H.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson

Traci J. Anderson, CPA

Huntersville, NC

October 10, 2007

Ricky's Candy, Cones, and Chaos, Inc.
Balance Sheet
As of July 31, 2007

ASSETS
CURRENT ASSETS
Inventory	$ 41,250
TOTAL CURRENT ASSETS	41,250

PROPERTY, PLANT, AND EQUIPMENT
Leasehold improvements	400,000
Equipment	2,662
Accumulated Depreciation	(38,145)
TOTAL FIXED ASSETS	364,517

TOTAL ASSETS	$ 405,767

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Shareholder Loan	$ 663,312
Interest payable	100,000
Sales tax payable	25,158
Due to Affiliate	59,397
Bank overdraft	539
TOTAL CURRENT LIABILITIES	848,406

TOTAL LIABILITIES	848,406

STOCKHOLDERS' DEFICIT
Common Stock (no par value; 100,000 shares authorized;
1,000 issued and outstanding at December 31, 2006)	-
Paid in Capital	20,000
Retained Deficit	(462,639)

TOTAL STOCKHOLDERS' DEFICIT	(442,639)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 405,767

The accompanying notes are an integral part of these financial statements.

Ricky's Candy, Cones, and Chaos, Inc.
Statement of Operations
For the seven months ended July 31, 2007

SALES AND COST OF SALES:
Sales	$ 234,191
Cost of Sales	47,553
Gross Profit	186,638

OPERATING EXPENSES:
Utilities	18,066
Interest Expense	22,000
Wages and Salaries	65,417
Rent	78,119
Selling, General, and Administrative	31,788
Total Operating Expenses	215,390
NET LOSS	$ (28,752)

The accompanying notes are an integral part of these financial statements.

Ricky's Candy, Cones, and Chaos, Inc.
Statements of Cash Flows
For the seven months ended July 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$ (28,752)
Adjustments to reconcile net income/loss
to net cash (used in) provided for operating activities:
Depreciation	6,213
Changes in Assets and Liabilities:
Interest payable	22,000
Bank overdraft	539
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITES	-

CASH FLOWS FROM FINANCING ACTIVITIES
Shareholder loan	(6,000)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(6,000)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(6,000)

CASH AND CASH EQUIVALENTS:
Beginning of Year	6,000

End of Year	$ -

The accompanying notes are an integral part of these financial statements.

Ricky's Candy, Cones, and Chaos, Inc.
Statement of Stockholders' Deficit
For the seven months ended July 31, 2007

	Common	Common	Additional
	Shares	Stock	Paid-in	Retained
	(000's)	$	Capital	Earnings/(Deficit)
Balances, December 31, 2006	1,000	$ -	$ 20,000	$ (433,887)
Net Income/(Loss) for the period	-	-	-	(28,752)
Balances, July 31, 2007	1,000	$ -	$ 20,000	$ (462,639)

The accompanying notes are an integral part of these financial statements.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Ricky’s Candy, Cones, & Chaos, Inc., (the Company) was formed in the State of New Jersey on August 4, 2003 as an S-Corporation.  The Company is in the retail ice cream and candy business.

Cash and Cash Equivalents—For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition—The Company’s revenue-earning activities involve the sale of ice cream, candy, etc…in its retail store.  Revenue is recognized and considered realized and earned at the time of the sales transaction when the merchandise has been delivered.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the financial statements.

Advertising Costs—Advertising costs are expensed as incurred. The Company does not incur any direct-response advertising costs.  Advertising costs were $4,220 for the seven months ended July 31, 2007.

Net Loss per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its property and equipment, and other assets in accordance with Statements of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of.  This Statement supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.  However, this Statement retains the fundamental provisions of Statement 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale.

RICKY’S CANDY, CONES, & CHAOS, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended July 31, 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

Property and Equipment—Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining.

Details of fixed assets at July 31, 2007 are as follows:

Asset	Year Acquired	Historical Costs	Accumulated Depreciation	Economic Life/Years
Computer Equipment	2003	$ 2,662	$ 2,662	5
Leasehold Improvements	2004	400,000	35,483	39
		$ 402,662	$ 38,145

Recent Accounting Pronouncements.  In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 154 “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement replaces APB Opinion No. 20, “Accounting Changes”, and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provision. When a pronouncement includes specific transition provisions, those provisions should be followed. The Company has no transactions that would be subject to SFAS 154.

In February 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 155, Accounting for Certain Hybrid Instruments-an amendment of FASB Statements No. 133 and 140.  SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 eliminates the need to bifurcate the derivative from its host, as previously required under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedge Accounting.  SFAS 155 also amends SFAS 133 by establishing a requirement to evaluate interests in securitized financial assets to determine whether they are free standing derivatives or whether they contain embedded derivatives that require bifurcation. SFAS 155 is effective for all hybrid financial instruments acquired or issued by the Company on or after January 1, 2007. The Company does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SFAS 155.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 156, “Accounting for Servicing of Financial Assets”.  SFAS 156 addresses the accounting for recognized servicing assets and servicing liabilities related to certain transfers of the servicer’s financial assets and for acquisitions or assumptions of obligations to service financial assets that do not relate to the financial assets of the servicer and its related parties. SFAS 156 requires that all recognized servicing assets and servicing liabilities are initially measured at fair value, and subsequently measured at either fair value or by applying an amortization method for each class of recognized servicing assets and servicing liabilities. SFAS 156 is effective in fiscal years beginning after September 15, 2006. The adoption of SFAS 156 is not expected to have a material impact on the financial statements.

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

RICKY’S CANDY, CONES, & CHAOS, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended July 31, 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

Recent Accounting Pronouncements (cont’)

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ deficit. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company currently Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the period ended July 31, 2007 is summarized as follows:

CASH PAID DURING THE YEARS FOR INTEREST AND INCOME TAXES:

Income Tax	$ -
Interest	$ -

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of July 31, 2007 and 2005.

NOTE D—COMMON STOCK

The Company is authorized to issue 100,000 shares of no par common stock.  As of July 31, 2007, the Company had 1,000 shares outstanding.

NOTE E—COMMITMENTS/LEASES

In 2004, the Company entered into a Lease Agreement whereby the Company agreed to lease retail space of approximately 3,250 square feet.

RICKY’S CANDY, CONES, & CHAOS, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended July 31, 2007

Future minimum rental payments as of July 31, 2007 are as follows:

Year Ending	Annual Amount
2007	$ 139,750
2008	139,750
2009	150,583
2010	152,750
2011	152,750
2012	152,750
2013	25,458
$ 913,792

NOTE F—DUE TO AFFILIATE

The Company owes money to an affiliated corporation, Ricky’s Franchise Group, Inc. (RFG).  RFG loaned funds to the Company and is payable on demand to RFG.  No interest has been accrued on this amount.  The total amount outstanding was $59,397 and $13,700 for the years ended December 31, 2006 and 2005 respectively.

NOTE G—NOTES PAYABLE/RELATED PARTY

Notes payable at July 31, 2007 consist of the following:

Unsecured, demand note payable to a related party
Bearing 0% interest	$ 663,312
Total Current Portion	$ 663,312

** On the 0% interest bearing notes, the Company imputed interest on the notes using a rate of 6%.  The effects of these notes are included in the financial statements therein.

NOTE H—GOING CONCERN

As shown in the accompanying financial statements, the Company had a loss from operations.  For the seven months ended July 31, 2007, the Company had a net loss of $28,752, a net retained deficit of $462,339 and a net working capital deficit of $442,639.

Management believes that actions presently being taken to raise equity capital, seek strategic relationships and alliances, and build its marketing efforts to generate positive cash flow provide the means for the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE I—SUBSEQUENT EVENTS

On October 1, 2007, the Company adopted a formal resolution to merge the Company into Ricky’s Holdings, Inc., which will be formed in order to acquire a public company and to sell a portion of the shares to the public in accordance with requirements of the various securities laws.

--------------------

AUDITED FINANCIAL STATEMENTS

RICKY’S CANDY, CONES, & CHAOS, INC.

December 31, 2006

---------------------

CONTENTS

INDEPENDENT AUDITOR’S REPORT

57

BALANCE SHEET

58

STATEMENTS OF OPERATIONS

59

STATEMENTS OF CASH FLOWS

60

STATEMENT OF STOCKHOLDERS’ DEFICIT

61

NOTES TO THE FINANCIAL STATEMENTS

62-65

INDEPENDENT AUDITOR’S REPORT

Ricky’s Candy, Cones, & Chaos, Inc.

Princeton, NJ

I have audited the accompanying balance sheet of Ricky’s Candy, Cones, & Chaos, Inc. as of December 31, 2006, and the related statements of operations, stockholders’ deficit and comprehensive loss, and cash flows for the years ended December 31, 2006 and 2005.  These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ricky’s Candy, Cones, & Chaos, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company has recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note H.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ Traci J. Anderson

Traci J. Anderson, CPA

Huntersville, NC

October 8, 2007

Ricky's Candy, Cones, and Chaos, Inc.
Balance Sheet
As of December 31, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 6,000
Inventory	41,250
TOTAL CURRENT ASSETS	47,250

PROPERTY, PLANT, AND EQUIPMENT
Leasehold improvements	400,000
Equipment	2,662
Accumulated Depreciation	(31,932)
TOTAL FIXED ASSETS	370,730

TOTAL ASSETS	$ 417,980

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Shareholder Loan	$ 669,312
Interest payable	78,000
Due to affiliate	59,397
Sales tax payable	25,158
TOTAL CURRENT LIABILITIES	831,867

TOTAL LIABILITIES	831,867

STOCKHOLDERS' DEFICIT
Common Stock (no par value; 100,000 shares authorized;
1,000 issued and outstanding at December 31, 2006)	-
Paid in Capital	20,000
Retained Deficit	(433,887)

TOTAL STOCKHOLDERS' DEFICIT	(413,887)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 417,980

The accompanying notes are an integral part of these financial statements.

Ricky's Candy, Cones, and Chaos, Inc.
Statement of Operations
For the years ended December 31, 2006 and 2005

	2006	2005

SALES AND COST OF SALES:
Sales	$ 307,191	$ 394,201
Cost of Sales	90,711	202,825
Gross Profit	216,480	191,376

OPERATING EXPENSES:
Utilities	30,449	27,304
Interest Expense	39,000	39,000
Wages and Salaries	101,702	80,421
Rent	105,471	117,964
Selling, General, and Administrative	62,377	69,204
Total Operating Expenses	338,999	333,893
NET LOSS	$ (122,519)	$ (142,517)

The accompanying notes are an integral part of these financial statements.

Ricky's Candy, Cones, and Chaos, Inc.
Statements of Cash Flows
For the years ended December 31, 2006 and 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$ (122,519)	$ (142,517)
Adjustments to reconcile net income/loss
to net cash (used in) provided for operating activities:
Depreciation	10,409	10,512
Changes in Assets and Liabilities:
Inventory	(5,750)	-
Due to affiliates	45,697	-
Interest payable	39,000	39,000
Sales tax payable	6,185	-
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITES	(26,978)	(93,005)

CASH FLOWS FROM INVESTMENT ACTIVITIES
Fixed Assets	-	-
NET CASH PROVIDED BY (USED IN) INVESTMENT ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Shareholder loan	26,202	93,010
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	26,202	93,010

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(776)	5

CASH AND CASH EQUIVALENTS:
Beginning of Year	6,776	6,771

End of Year	$ 6,000	$ 6,776

The accompanying notes are an integral part of these financial statements.

Ricky's Candy, Cones, and Chaos, Inc.
Statement of Stockholders' Deficit
For the years ended December 31, 2006 and 2005

	Common	Common	Additional
	Shares	Stock	Paid-in	Retained
	(000's)	$	Capital	Earnings/(Deficit)
Balances, December 31, 2004	1,000	$ -	$ 20,000	$ (168,851)
Net Income/(Loss) for the year	-	-	-	(142,517)
Balances, December 31, 2005	1,000	$ -	$ 20,000	$ (311,368)
Net Income/(Loss) for the year	-	-	-	(122,519)
Balances, December 21, 2006	1,000	$ -	$ 20,000	$ (433,887)

The accompanying notes are an integral part of these financial statements.

RICKY’S CANDY, CONES, & CHAOS, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Year Ended December 31, 2006

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Ricky’s Candy, Cones, & Chaos, Inc., (the Company) was formed in the State of New Jersey on August 4, 2003 as an S-Corporation.  The Company is in the retail ice cream and candy business.

Cash and Cash Equivalents—for purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition—The Company’s revenue-earning activities involve the sale of ice cream, candy, etc…in its retail store.  Revenue is recognized and considered realized and earned at the time of the sales transaction when the merchandise has been delivered.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the financial statements.

Advertising Costs—Advertising costs are expensed as incurred. The Company does not incur any direct-response advertising costs.  Advertising costs were $1,475.00 and $0.00 for the years ended December 31, 2006 and 2005 respectively.

Net Loss per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its property and equipment, and other assets in accordance with Statements of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of.  This Statement supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.  However, this Statement retains the fundamental provisions of Statement 121 for (a) recognition and

RICKY’S CANDY, CONES, & CHAOS, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended December 31, 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale.

Property and Equipment—Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining.

Details of fixed assets at December 31, 2006 are as follows:

Asset	Year Acquired	Historical Costs	Accumulated Depreciation	Economic Life/Years
Computer Equipment	2003	$ 2,662	$ 2,432	39
Leasehold Improvements	2004	400,000	29,500	5
		$ 402,662	$ 31,932

Recent Accounting Pronouncements—In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 154 “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement replaces APB Opinion No. 20, “Accounting Changes”, and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provision. When a pronouncement includes specific transition provisions, those provisions should be followed. The Company has no transactions that would be subject to SFAS 154.

In February 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 155, Accounting for Certain Hybrid Instruments-an amendment of FASB Statements No. 133 and 140. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 eliminates the need to bifurcate the derivative from its host, as previously required under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedge Accounting. SFAS 155 also amends SFAS 133 by establishing a requirement to evaluate interests in securitized financial assets to determine whether they are free standing derivatives or whether they contain embedded derivatives that require bifurcation. SFAS 155 is effective for all hybrid financial instruments acquired or issued by the Company on or after January 1, 2007. The Company does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SFAS 155.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 156, “Accounting for Servicing of Financial Assets”. SFAS 156 addresses the accounting for recognized servicing assets and servicing liabilities related to certain transfers of the servicer’s financial assets and for acquisitions or assumptions of obligations to service financial assets that do not relate to the financial assets of the servicer and its related parties. SFAS 156 requires that all recognized servicing assets and servicing liabilities are initially measured at fair value, and subsequently measured at either fair value or by applying an amortization method for each class of recognized servicing assets and servicing liabilities. SFAS 156 is effective in fiscal years beginning after September 15, 2006. The adoption of SFAS 156 is not expected to have a material impact on our financial statements.

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109. This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”. This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides

RICKY’S CANDY, CONES, & CHAOS, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended December 31, 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

Recent Accounting Pronouncements (cont’)

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ deficit. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company currently Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2006 and 2005 are summarized as follows:

CASH PAID DURING THE YEARS FOR INTEREST AND INCOME TAXES:

	2006	2005
Income Tax	$ -	$ -
Interest	$ -	$ -

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of December 31, 2006 and 2005.

NOTE D—COMMON STOCK

The Company is authorized to issue 100,000 shares of no par common stock.  As of December 31, 2006, the Company had 1,000 shares outstanding.

RICKY’S CANDY, CONES, & CHAOS, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended December 31, 2007

NOTE E—COMMITMENTS/LEASES

In 2004, the Company entered into a Lease Agreement whereby the Company agreed to lease retail space of approximately 3,250 square feet.

     Future minimum rental payments as of December 31, 2006 are as follows:

Year Ending	Annual Amount
2007	$ 139,750
2008	139,750
2009	150,583
2010	152,750
2011	152,750
2012	152,750
2013	25,458
$ 913,792

NOTE F—DUE TO AFFILIATE

The Company owes money to an affiliated corporation, Ricky’s Franchise Group, Inc. (RFG).  RFG loaned funds to the Company and is payable on demand to RFG.  No interest has been accrued on this amount.  The total amount outstanding was $59,397 and $13,700 for the years ended December 31, 2006 and 2005 respectively.

NOTE G—NOTES PAYABLE/RELATED PARTY

Notes payable at December 31, 2006 consist of the following:

Unsecured, demand note payable to a related party
Bearing 0% interest	$669,312
Total Current Portion	$669,312

** On the 0% interest bearing notes, the Company imputed interest on the notes using a rate of 6%.  The effects of these notes are included in the financial statements therein.

NOTE H—GOING CONCERN

As shown in the accompanying financial statements, the Company has had recurring losses from operations.  For the years ended December 31, 2006 and 2005, the Company had a net loss of $122,519 and 142,517 respectively; and, has a net retained deficit of $433,887 and a net working capital deficit of $413,887 as of December 31, 2006.

Management believes that actions presently being taken to raise equity capital, seek strategic relationships and alliances, and build its marketing efforts to generate positive cash flow provide the means for the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE I—SUBSEQUENT EVENTS

On October 1, 2007, the Company adopted a formal resolution to merge the Company into Ricky’s Holdings, Inc., which will be formed in order to acquire a public company and to sell a portion of the shares to the public in accordance with requirements of the various securities laws.

--------------------

AUDITED FINANCIAL STATEMENTS

RICKY’S FRANCHISE GROUP, INC.

July 31, 2007

---------------------

CONTENTS

INDEPENDENT AUDITOR’S REPORT

68

BALANCE SHEET

69

STATEMENTS OF OPERATIONS

70

STATEMENTS OF CASH FLOWS

71

STATEMENT OF MEMBERS’ EQUITY

72

NOTES TO THE FINANCIAL STATEMENTS

73-76

INDEPENDENT AUDITOR’S REPORT

Ricky’s Franchise Group, LLC

Princeton, NJ

I have audited the accompanying balance sheet of Ricky’s Franchise Group, LLC as of July 31, 2007, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the seven months ended July 31, 2007.  These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ricky’s Franchise Group, LLC. as of July 31, 2007, and the results of its operations and its cash flows for the seven months ended July 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Traci J. Anderson

Traci J. Anderson, CPA

Huntersville, NC

October 5, 2007

Ricky's Franchise Group, Inc.
Balance Sheets
As of July 31, 2007

ASSETS
Current Assets
Cash	$ 16,593
Due From Affiliate	59,397

Total Current Assets	75,990

Property and Equipment
Machinery and equipment	5,273
Accumulated Depreciation	(1,055)

Property and Equipment, net	4,218

Other Assets
Rental Security Deposit	56,000

Total Assets	$ 136,208

LIABILITIES AND MEMBERS' EQUITY

Members' Equity
Members' Equity	$ 136,208
Total Members' Equity	136,208

Total Liabilities and Stockholders' Equity	$ 136,208

The accompanying notes are an integral part of these financial statements.

Ricky's Franchise Group, Inc.
Statements of Operations
For the seven months ended July 31, 2007

REVENUE AND COST OF SALES
Sales	$ 90,000
Cost of Sales	45,479
Gross Profit	44,521

EXPENSES
Selling, general and administrative	47,812
Rent Expense	12,955
Payroll Expense	83,409
TOTAL OPERATING EXPENSES	144,176

LOSS FROM OPERATIONS	(99,655)

OTHER INCOME (EXPENSE)
Other Income	7,000
Royalty Income	124,513
TOTAL OTHER INCOME	131,513

NET INCOME	$ 31,858

The accompanying notes are an integral part of these financial statements.

Ricky's Franchise Group, Inc.
Statements of Cash Flows
For the seven months ended July 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$ 31,858
CASH FLOWS FROM FINANCING ACTIVITIES
Member's (distributions)/contributions	(18,900)
Net cash (used in)/provided by financing activities	(18,900)

Net increase (decrease) in cash and cash equivalents	12,958

CASH AND CASH EQUIVALENTS
Beginning of period	3,635

End of period	$ 16,593

Supplemental disclosure of cash flow information:
Cash paid for interest	$ -
Cash paid for taxes	$ -

The accompanying notes are an integral part of these financial statements.

Ricky's Franchise Group, Inc.
Statements of Members' Equity
For the years ended December 31, 2006 and 2005

Members' Equity, December 31, 2006	$ 123,250
Members' Distributions	(18,900)
Net Income	31,858
Members' Equity, July 31, 2007	$ 136,208

The accompanying notes are an integral part of these financial statements.

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended July 31, 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Ricky’s Franchise Group, Inc. (The Company), a limited liability company, was formed on May 7, 2004 under the laws of the State of New Jersey.  The Company’s main activity is to sell franchises.  The franchises and location are researched for demographics and the potential owners are screened.  Upon the sale of a franchise, the franchise pays royalties to the Company as per the franchise agreement.

Cash and Cash Equivalents—for purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition—The Company’s revenue-earning activities involve the sale of franchises.  The Company uses SFAS No. 45, Accounting for Franchise Fee Revenue as guidance for establishing its revenue recognition policies.  SFAS No. 45 requires that franchise fee revenue from individual and area franchise sales be recognized only when all material services or conditions relating to the sale have been substantially performed or satisfied by the franchisor (the Company).

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the financial statements.

Advertising Costs—Advertising costs are expensed as incurred. The Company does not incur any direct-response advertising costs.  Advertising costs were $5,437 for the seven months ended July 31, 2007.

Net Loss per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its property and equipment, and other assets in accordance with Statements of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of.  This Statement supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended July 31, 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

Of.  However, this Statement retains the fundamental provisions of Statement 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale.

Property and Equipment—Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining.

Details of the fixed assets as of July 31, 2007:
Asset	Year Acquired	Historical Costs	Accumulated Depreciation	Estimated Useful Life
Computer Equipment	2006	$ 5,273	$ 1,055	5
		$ 5,273	$ 1,055

Recent Accounting Pronouncements—In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 154 “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement replaces APB Opinion No. 20, “Accounting Changes”, and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provision. When a pronouncement includes specific transition provisions, those provisions should be followed. The Company has no transactions that would be subject to SFAS 154.

In February 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 155, Accounting for Certain Hybrid Instruments-an amendment of FASB Statements No. 133 and 140.  SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 eliminates the need to bifurcate the derivative from its host, as previously required under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedge Accounting.  SFAS 155 also amends SFAS 133 by establishing a requirement to evaluate interests in securitized financial assets to determine whether they are free standing derivatives or whether they contain embedded derivatives that require bifurcation. SFAS 155 is effective for all hybrid financial instruments acquired or issued by the Company on or after January 1, 2007. The Company does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SFAS 155.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 156, “Accounting for Servicing of Financial Assets”.  SFAS 156 addresses the accounting for recognized servicing assets and servicing liabilities related to certain transfers of the servicer’s financial assets and for acquisitions or assumptions of obligations to service financial assets that do not relate to the financial assets of the servicer and its related parties. SFAS 156 requires that all recognized servicing assets and servicing liabilities are initially measured at fair value, and subsequently measured at either fair value or by applying an amortization method for each class of recognized servicing assets and servicing liabilities. SFAS 156 is effective in fiscal years beginning after September 15, 2006. The adoption of SFAS 156 is not expected to have a material impact on our financial statements.

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended July 31, 2007

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

Recent Accounting Pronouncements (cont’)

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ equity. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company currently Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended July 31, 2007 is summarized as follows:

CASH PAID DURING THE YEARS FOR INTEREST AND INCOME TAXES:

2007
Income Tax	$ -
Interest	$ -

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of July 31, 2007.

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended July 31, 2007

NOTE D—DUE FROM AFFILIATE

The Company advanced money to an affiliated corporation, Ricky’s Candy, Cones, and Chaos, Inc (RCCC).  The advance has been set up as a Due From Affiliate on the Company’s books and is payable on demand from RCCC.  No interest income has been accrued on this amount.  The total amount outstanding was $59,397 as of July 31, 2007.

NOTE E—RENTAL LEASE AND SECURITY DEPOSIT

The Company entered into a Lease Agreement whereby the Company paid $56,000 as a security deposit, which will be returned at the end of 4 years if all monthly rental payments are made in a timely manner.  Rental expense was $12,955 for the seven months ended July 31, 2007.

     Future minimum rental payments as of July 31, 2007 are as follows:

Year Ending	Annual Amount
2007	$ 72,000
2008	72,000
2009	72,000
2010	72,000
2011	72,000
2012	72,000
2013	72,000

NOTE F—SUBSEQUENT EVENTS

On October 1, 2007, the Company adopted a formal resolution to merge the Company into Ricky’s Holdings, Inc., which will be formed in order to acquire a public company and to sell a portion of the shares to the public in accordance with requirements of the various securities laws.

--------------------

AUDITED FINANCIAL STATEMENTS

RICKY’S FRANCHISE GROUP, INC.

December 31, 2006

---------------------

CONTENTS

INDEPENDENT AUDITOR’S REPORT

79

BALANCE SHEET

80

STATEMENTS OF OPERATIONS

81

STATEMENTS OF CASH FLOWS

82

STATEMENT OF MEMBERS’ EQUITY

83

NOTES TO THE FINANCIAL STATEMENTS

84-87

INDEPENDENT AUDITOR’S REPORT

Ricky’s Franchise Group, Inc.

Princeton, NJ

I have audited the accompanying balance sheet of Ricky’s Franchise Group, Inc. as of December 31, 2006, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the years ended December 31, 2006 and 2005.  These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ricky’s Franchise Group, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Traci J. Anderson

Traci J. Anderson, CPA

Huntersville, NC

October 5, 2007

Ricky's Franchise Group, Inc.
Balance Sheets
As of December 31, 2006

ASSETS
Current Assets
Cash	$ 3,635
Due From Affiliate	59,397

Total Current Assets	63,032

Property and Equipment
Machinery and equipment	5,273
Accumulated Depreciation	(1,055)

Property and Equipment, net	4,218

Other Assets
Rental Security Deposit	56,000

Total Assets	$ 123,250

LIABILITIES AND MEMBERS' EQUITY

Members' Equity
Members' Equity	$ 123,250
Total Members' Equity	123,250

Total Liabilities and Stockholders' Equity	$ 123,250

The accompanying notes are an integral part of these financial statements.

Ricky's Franchise Group, Inc.
Statements of Operations
For the years ended December 31, 2006 and 2005

	2006	2005

REVENUE AND COST OF SALES
Sales	$ 318,750	$ 358,572
Cost of Sales	(8,780)	(64,928)
Gross Profit	309,970	293,644

EXPENSES
Selling, general and administrative	101,204	34,906
Rent Expense	72,173	58,200
Professional Fees	-	129,510
Payroll Expense	141,179	68,864
TOTAL OPERATING EXPENSES	314,556	291,480

INCOME FROM OPERATIONS	(4,586)	2,164

OTHER INCOME (EXPENSE)
Royalty Income	117,735	-

NET INCOME	$ 113,149	$ 2,164

The accompanying notes are an integral part of these financial statements.

Ricky's Franchise Group, Inc.
Statements of Cash Flows
For the years ended December 31, 2006 and 2005

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$ 113,149	$ 2,164
Adjustments to reconcile net income to net cash (used in)
or provided by operating activities:
Depreciation	1,055	-
Change in operating assets and liabilities
Due From Affiliate	(45,697)	(13,700)
Rent Security Deposit	(56,000)	-
Bank overdraft	(422)	422
Other liabilities	(1,677)	1,677
Net cash (used in)/provided by operating activities	10,408	(9,437)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Equipment	(5,273)	-
Net cash (used in)/provided by investing activities	(5,273)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Member's (distributions)/contributions	(1,500)	9,437
Net cash (used in)/provided by financing activities	(1,500)	9,437

Net increase (decrease) in cash and cash equivalents	3,635	-

CASH AND CASH EQUIVALENTS
Beginning of period	-	-

End of period	$ 3,635	$ -

Supplemental disclosure of cash flow information:
Cash paid for interest	$ -	$ -
Cash paid for taxes	$ -	$ -

The accompanying notes are an integral part of these financial statements.

Ricky's Franchise Group, Inc.
Statements of Members' Equity
For the years ended December 31, 2006 and 2005

Members' Equity, January 1, 2005	$ 9,437
Net Income	2,164
Members' Equity, December 31, 2005	11,601
Members' Distributions	(1,500)
Net Income	113,149
Members' Equity, December 31, 2006	$ 123,250

The accompanying notes are an integral part of these financial statements.

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended December 31, 2006

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Ricky’s Franchise Group, Inc. (the Company), a limited liability company, was formed on May 7, 2004 under the laws of the State of New Jersey.  The Company’s main activity is to sell franchises.  The franchises and location are researched for demographics and the potential owners are screened.  Upon the sale of a franchise, the franchise pays royalties to the Company as per the franchise agreement.

Cash and Cash Equivalents—for purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition—The Company’s revenue-earning activities involve the sale of franchises.  The Company uses SFAS No. 45, Accounting for Franchise Fee Revenue as guidance for establishing its revenue recognition policies.  SFAS No. 45 requires that franchise fee revenue from individual and area franchise sales be recognized only when all material services or conditions relating to the sale have been substantially performed or satisfied by the franchisor (the Company).

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the periods covered in the financial statements.

Advertising Costs—Advertising costs are expensed as incurred. The Company does not incur any direct-response advertising costs.  Advertising costs were $10,312 and $0 for the years ended December 31, 2006 and 2005 respectively.

Net Loss per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations.  Basic earnings per share amounts are based on the weighted average shares of common stock outstanding.  If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.  Accordingly, this presentation has been adopted for the period presented.  There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible.

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its property and equipment, and other assets in accordance with Statements of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This Statement addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of.  This Statement supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.  However, this Statement retains the fundamental provisions of Statement 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale.

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended December 31, 2006

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

Property and Equipment—Property and equipment is stated at cost.  Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment remaining.

Details of the fixed assets as of December 31, 2006:
Asset	Year Acquired	Historical Costs	Accumulated Depreciation	Estimated Useful Life
Computer Equipment	2006	$ 5,273	$ 1,055	5
		$ 5,273	$ 1,055

Recent Accounting Pronouncements—In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 154 “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement replaces APB Opinion No. 20, “Accounting Changes”, and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements” and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provision. When a pronouncement includes specific transition provisions, those provisions should be followed. The Company has no transactions that would be subject to SFAS 154.

In February 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 155, Accounting for Certain Hybrid Instruments-an amendment of FASB Statements No. 133 and 140.  SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 eliminates the need to bifurcate the derivative from its host, as previously required under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedge Accounting.  SFAS 155 also amends SFAS 133 by establishing a requirement to evaluate interests in securitized financial assets to determine whether they are free standing derivatives or whether they contain embedded derivatives that require bifurcation. SFAS 155 is effective for all hybrid financial instruments acquired or issued by the Company on or after January 1, 2007. The Company does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SFAS 155.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 156, “Accounting for Servicing of Financial Assets”.  SFAS 156 addresses the accounting for recognized servicing assets and servicing liabilities related to certain transfers of the servicer’s financial assets and for acquisitions or assumptions of obligations to service financial assets that do not relate to the financial assets of the servicer and its related parties. SFAS 156 requires that all recognized servicing assets and servicing liabilities are initially measured at fair value, and subsequently measured at either fair value or by applying an amortization method for each class of recognized servicing assets and servicing liabilities. SFAS 156 is effective in fiscal years beginning after September 15, 2006. The adoption of SFAS 156 is not expected to have a material impact on our financial statements.

In June 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB No. 109.  This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB No. 109, “Accounting for Income Taxes”.  This interpretation prescribes recognition of threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  This interpretation is effective for fiscal years beginning after December 15, 2006. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended December 31, 2006

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’)

Recent Accounting Pronouncements (cont’)

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute.  Accordingly, SFAS No. 157 does not require any new fair value measurements.  However, for some entities, the application of SFAS No. 157 will change current practice.  This Statement is effective for fiscal years beginning after November 15, 2007, and all interim periods within those fiscal years. Earlier application is permitted if the entity has not yet issued interim or annual financial statements for that fiscal year.  Early adoption of this standard is not expected to have a material effect on the Company’s results of operations or its financial position, but the Company is evaluating the Statement to determine what impact, if any, it will have on the Company.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). This statement requires balance sheet recognition of the funded status, which is the difference between the fair value of plan assets and the benefit obligation, of pension and postretirement benefit plans as a net asset or liability, with an offsetting adjustment to accumulate other comprehensive income in shareholders’ equity. In addition, the measurement date, the date at which plan assets and the benefit obligation are measured, is required to be the company’s fiscal year end. The Company currently Company is currently evaluating the Statement to determine what impact, if any, it will have on the Company.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2006 and 2005 are summarized as follows:

CASH PAID DURING THE YEARS FOR INTEREST AND INCOME TAXES:

	2006	2005
Income Tax	$ -	$ -
Interest	$ -	$ -

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of December 31, 2006 and 2005.

NOTE D—DUE FROM AFFILIATE

The Company advanced money to an affiliated corporation, Ricky’s Candy, Cones, and Chaos, Inc (RCCC).  The advance has been set up as a Due From Affiliate on the Company’s books and is payable on demand from RCCC.  No interest income has been accrued on this amount.  The total amount outstanding was $59,397 and $13,700 for the years ended December 31, 2006 and 2005 respectively.

RICKY’S FRANCHISE GROUP, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

For the Period ended December 31, 2006

NOTE E—RENTAL LEASE AND SECURITY DEPOSIT

The Company entered into a Lease Agreement whereby the Company paid $56,000 as a security deposit, which will be returned at the end of 4 years if all monthly rental payments are made in a timely manner.  Rental expense was $72,173 and $58,200 for the years ended December 31, 2006 and 2005 respectively.

Future minimum rental payments as of December 31, 2006 are as follows:

Year Ending	Annual Amount
2007	$ 72,000
2008	72,000
2009	72,000
2010	72,000
2011	72,000
2012	72,000
2013	72,000

NOTE F—SUBSEQUENT EVENTS

On October 1, 2007, the Company adopted a formal resolution to merge the Company into Ricky’s Holdings, Inc., which will be formed in order to acquire a public company and to sell a portion of the shares to the public in accordance with requirements of the various securities laws.

--------------------

COMBINED PRO FORMA FINANCIAL STATEMENTS

FOR

SYPRUS, INC.,

RICKY'S CANDY, CONES AND CHAOS, INC., AND

RICKY'S FRANCHISE GROUP, INC.

FOR THE PERIOD ENDING

JULY 31, 2007

---------------------

Syprus, Inc. and Ricky's Candy, Cones, and Chaos, Inc.
Consolidated (Unaudited) Condensed Balance Sheet
As of July 31, 2007
(Expressed in US dollars)

	Syprus, Inc.	Ricky's Candy, Cones, and Chaos, Inc.	Ricky's Franchise Group, Inc.	(Unaudited) Proforma Adjustments	(Unaudited) Proforma Total

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$ 100	$ 41,250	$ 16,593	$ -	$ 41,350
Shareholder Loan	-	-	-	-	-
Due From Affiliate	-	-	59,397	(59,397)	(59,397)
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	100	41,250	75,990	(59,397)	(18,047)

PROPERTY AND EQUIPMENT
Property and Equipment	-	402,662	5,273	-	402,662
Accumulated Depreciation	-	(38,145)	(1,055)	-	(38,145)
Net Property and Equipment	-	364,517	4,218	-	364,517

OTHER ASSETS
Rental Security Deposits	-	-	56,000	-	56,000
Total Other Assets	-	-	56,000	-	56,000

TOTAL ASSETS	$ 100	$ 405,767	$ 136,208	$ (59,397)	$ 346,470

LIABILITIES
Current Liabilities:
Shareholder Loan	$ -	$ 663,312	$ -	$ -	$ 663,312
Interest Payable	-	100,000	-	-	100,000
Sales Tax Payable	-	25,158	-	-	25,158
Due to Affiliate	-	59,397	-	(59,397)	-
Bank Overdraft	-	539	-	-	539
TO TAL LIABILITIES	-	848,406	-	(59,397)	789,009

STOCKHOLDERS' EQUITY

Common stock (no par value, 100,000 shares authorized; 1,000 shares issued and outstanding)	1,000	-	-	-	1,000
Additional Paid-in-Capital	6,600	20,000	-	-	26,600
Retained Deficit	(7,500)	(462,639)	136,208	-	(470,139)
TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)	100	(442,639)	136,208	-	(442,539)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 100	$ 405,767	$ 136,208	$ (59,397)	$ 346,470

Syprus, Inc. and Ricky's Candy, Cones, and Chaos, Inc.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Seven Months Ended July 31, 2007
(Expressed in US dollars)

	Syprus, Inc.	Ricky's Candy, Cones, and Chaos, Inc.	Ricky's Franchise Group, Inc..	(Unaudited) Pro Forma Adjustments	(Unaudited) Pro Forma Total

SALES AND COST OF SALES:
Sales	$ -	$ 234,191	$ 90,000	$ -	$ 324,191
Cost of sales	-	47,553	45,479	-	$ 93,032
Gross Profit	-	186,638	44,521	-	231,159

OPERATING EXPENSES:
Utilities	-	18,066	-	-	18,066
Interest Expense	-	22,000	-	-	22,000
Wages and Salaries	-	65,417	83,409	-	148,826
Rent	-	78,119	12,955	-	91,074
Selling, general and administrative	-	31,788	47,812	-	79,600
	-	215,390	144,176	-	359,566

OTHER INCOME (EXPENSE)
Other Income	-	-	7,000	-	7,000
Royalty Income	-	-	124,513	-	124,513
	-	-	131,513	-	131,513

NET LOSS	$ -	$ (28,752)	$ 31,858	$ -	$ 3,106